Exhibit 10.2

AMENDMENT TO AGREEMENT

This AMENDMENT TO AGREEMENT (“Amendment”) is made as of the 23rd day of September 2019, by and between SpecGx LLC (as successor to Mallinckrodt LLC) (“Mallinckrodt”) and AcelRx Pharmaceuticals, Inc. (“AcelRx”).

Recitals

WHEREAS, AcelRx and Mallinckrodt are parties to a supply agreement dated June 16, 2017 (the “Agreement”);

WHEREAS, the Initial Term (as defined in the Agreement) expires on December 31, 2019; and

WHEREAS, the parties desire to extend the term of the Agreement and make certain other changes as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and sufficient consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.	The Term (as defined in the Agreement) is extended through December 31, 2022.

2.	The term of the Confidentiality Agreement (as defined in the Agreement) is extended through December 31, 2022.

3.	All other provisions of the Agreement not specifically and expressly amended by this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto by their respective duly authorized representatives as of the date first above written.

AcelRx Pharmaceuticals, Inc.		SpecGx LLC

By:	/s/ Anil Dasu	By:	/s/ Karen Lasker

Name:	Anil Dasu	Name:	Karen Lasker

Title:	Chief Engineering Officer	Title:	VP Commercial Operations

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